Exhibit 10.2

OMTOOL, LTD.

STOCK PURCHASE AND RESTRICTION AGREEMENT — DIRECTOR

Omtool, Ltd. (the “Company”) hereby enters into this Stock Purchase and Restriction Agreement, dated as of the date set forth below, with the Stockholder named herein (the “Agreement”) and issues and sells the Shares specified herein the following common stock pursuant to its 1997 Stock Plan, as amended.  The terms and conditions attached hereto are also part hereof.

Name of Director (the “Stockholder”):	[NAME]

Date of this restricted stock purchase:	[DATE]

Number of shares of the Company’s Common Stock issued and sold under this Agreement (the “Shares”):	[NUMBER OF SHARES]

Purchase price per share:	$0.01

Number of Shares that are Vested Shares on Vesting Start Date:	None

Shares that are Unvested Shares on Vesting Start Date:	[NUMBER OF SHARES UNVESTED]

Vesting Start Date:	[VESTING START DATE]

  Vesting Schedule:

On the annual anniversary date of the Vesting Start Date commencing one year from the Vesting Start Date:	[1/4 OF UNVESTED SHARES]

OMTOOL, LTD.
Signature of Stockholder

By:
Street Address	Name of Officer:
Title:

City / State / Zip Code

OMTOOL, LTD.

STOCK PURCHASE AND RESTRICTION AGREEMENT — OFFICER

Omtool, Ltd. (the “Company”) agrees to sell to the Stockholder, and the Stockholder agrees to purchase from the Company, shares of the Company’s Common Stock, $.01 par value per share (“Common Stock”), on the following terms and conditions:

1.             Grant Under Plan.  This stock purchase is made pursuant to and is governed by the Company’s 1997 Stock Plan, as amended (as the same may be amended and/or restated from time to time, the “Plan”) and, unless the context otherwise requires, terms used herein shall have the same meanings as in the Plan.

2.             Purchase and Sale of Stock; Payment of Purchase Price.  The Company hereby sells to the Stockholder, and the Stockholder hereby purchases from the Company, the Shares of Common Stock at the purchase price per Share set forth on the cover page.  The purchase price shall be paid by the Stockholder upon execution and delivery of this Agreement by check payable to the Company.   The Company will issue a certificate or certificates registered in the Stockholder’s name representing the Shares, with such certificates to be held in escrow in accordance with the terms hereof.

3.             Investment Representation.  The Stockholder represents, warrants and acknowledges that he or she has had an opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the terms and conditions of this investment.  The Stockholder represents and warrants to the Company that he or she is acquiring the Shares with his or her own funds, for his or her own account for the purpose of investment, and not with a view to any resale or other distribution thereof in violation of the Securities Act of 1933, as amended (the “Securities Act”).  As applicable, the Company may place a legend on any stock certificate representing the Shares to the effect that the Shares were acquired pursuant to an investment representation without registration of the Shares and may make an appropriate notation with respect to the same on its stock records.  As applicable, the Company may also place a legend on any stock certificate representing any of the Shares reflecting the restrictions on transfer and any rights of repurchase and rights of first refusal set forth herein and may make an appropriate notation on its stock records with respect to the same.

The Stockholder understands that the Company is under no obligation to register the Shares under the Securities Act or to comply with the requirements for any exemption that might otherwise be available, or to supply the Stockholder with any information necessary to enable the Stockholder to make routine sales of the Shares under Rule 144 or any other rule of the Securities and Exchange Commission.

4.             Vesting if Business Relationship Continues.

(a)           Vesting Schedule.  If the Stockholder has continuously maintained a business relationship with the Company as a director of the Company (a “Business Relationship”) through the vesting dates specified on the cover page hereof, Unvested Shares shall become Vested Shares (or shall “vest”) on such dates in an amount equal to the number of shares set opposite the applicable date on the cover page hereof.  Subject to Section 4(b) below, if the Stockholder’s Business Relationship by the Company ceases voluntarily or involuntarily, with or without cause, no additional Unvested Shares shall become Vested Shares under any circumstances with respect to the Stockholder.  Any determination under this Agreement as to maintenance of a Business Relationship or other matters referred to above shall be made in good faith by the Board of Directors of the Company or the Compensation Committee of the Board of Directors, whose decision shall be binding on all parties.

(b)           Accelerated Vesting due to Acquisition.  Upon the consummation of an Acquisition (as defined in the Plan), the vesting provisions of this Agreement shall be accelerated such that all Unvested Shares shall immediately become Vested Shares.

(c)           Termination of Business Relationship.  For purposes hereof, the Stockholder’s Business Relationship shall not be considered as having terminated during any leave of absence if such leave of absence has been approved in writing by the Company and if such written approval contractually obligates the Company to continue the Business Relationship of the Stockholder after the approved period of absence; in the event of such an approved leave of absence, vesting of Unvested Shares shall be suspended (and the period of the leave of absence shall be added to all vesting dates) unless otherwise provided in the Company’s written approval of the leave of absence that specifically refers to this Agreement.

5.             Restrictions on Transfer; Purchase by the Company.  The Stockholder shall not sell, assign, transfer, pledge, encumber or dispose of all or any of his or her Unvested Shares, except that Unvested Shares may be transferred only pursuant to this Section 5 hereof. The Stockholder may not at any time transfer any Shares to any individual, corporation, partnership or other entity that engages in any business activity that is in competition, directly or indirectly, with the products or services being developed, manufactured or sold by the Company.  The determination of whether any proposed transferee engages in any business activity that is in competition with those of the Company shall be made by the Board of Directors of the Company in good faith.  This prohibition shall be applicable in addition to and separately from the other provisions hereof.

                Upon the termination of the Stockholder’s Business Relationship, the Stockholder shall sell to the Company (or the Company’s assignee) all of his or her Unvested Shares in accordance with the procedures set forth below.  The purchase price (the “Repurchase Price”) of such Shares (the “Repurchased Shares”) shall be the purchase price per Share set forth on the cover page hereof (subject to adjustment as herein provided).  The sale of the Repurchased Shares shall take place as soon as practicable at the principal executive offices of the Company at the time and date set by the Company.  Such sale shall be effected by the Escrow Holder’s (as defined below) delivery to the Company of a certificate or certificates evidencing the Repurchased Shares, duly endorsed for transfer to the Company, against payment to the Stockholder by the Company of the Repurchase Price by check for the Repurchased Shares (which check may be delivered by mail).  Upon the mailing of a check in payment of the purchase price in accordance with the terms hereof, the Company shall become the legal and beneficial owner of the Shares being repurchased and all rights and interests therein or relating thereto, and the Company shall have the right to retain and transfer to its own name the number of Shares being repurchased by the Company.

                Notwithstanding the foregoing, the Stockholder may transfer all or any of his or her Unvested Shares (x) as a gift to any member of his or her family or to any trust for the benefit of any such family member or the Stockholder provided that any such transferee shall agree in writing with the Company, as a condition precedent to such transfer, to be bound by all of the provisions of this Agreement to the same extent as if such transferee were the Stockholder, or (y) by will or the laws of descent and distribution, in which event each such transferee shall be bound by all of the provisions of this Agreement to the same extent as if such transferee were the Stockholder or (z) by court order, in which event each such transferee shall be bound by all of the provisions of this Agreement to the same extent as if such transferee were the Stockholder.  As used herein, the word “family” shall include any spouse, lineal ancestor or descendant, brother or sister.

6.             Death; Disability.

(a)           Upon the death or Disability (as defined below) of the Stockholder during the Stockholder’s Business Relationship with the Company, but only to the extent the Stockholder has any Unvested Shares, all Unvested Shares shall become Vested Shares.

(b)           Definition of Disability.  For purposes of this Agreement, the term “disability” shall mean “permanent and total disability” as defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the “Code”).

7.             Escrow of Shares.  All Unvested Shares shall be held in escrow by the Company, as escrow holder (“Escrow Holder”), together with a stock assignment executed by the Stockholder with respect to such Shares.

The Escrow Holder is hereby directed to permit transfer of the Unvested Shares in accordance with this Agreement or instructions signed by both the Stockholder and the Company.  The Escrow Holder shall not in any way be bound or affected by any notice or modification or cancellation of the provisions of this Agreement, unless certified to the Escrow Holder in a writing signed by the parties hereto.  No changes to this Agreement relating to the rights and duties of the Escrow Holder shall be effective without the consent of the Escrow Holder.  The Escrow Holder shall be entitled to rely on any judgment, certification, demand or other writing delivered to it hereunder without being required to determine the authenticity or the correctness of any fact stated therein, the propriety or validity of the service thereof, or the jurisdiction of the court issuing any such judgment.

The Escrow Holder shall not be under any duty to give any securities, checks, monies, or other documents held by it hereunder any greater degree of care than it gives its own similar property or monies.  The Escrow Holder may act in reliance upon any instrument or signature believed by it to be genuine, and may assume that any person purporting to give any notice or receipt of advice or make any statement in connection with this Agreement has been duly authorized to do so.  The Escrow Holder may act in reliance upon advice of counsel in reference to any matter(s) connected with this Agreement, and shall not be liable for any mistake of fact or error of judgment, or for any acts or omissions of any kind, unless caused by its willful misconduct or gross negligence.

The Company and the Stockholder jointly and severally indemnify and hold the Escrow Holder harmless from any claim, action, loss, cost, expense or damage arising out of or relating to the escrow set forth herein, including without limitation, any of the foregoing arising out of claims or actions now or hereafter made or brought against the Escrow Holder by any party hereto or by any third party (such indemnification to include all costs and expenses incurred by the Escrow Holder, including, but not limited to, court costs and attorneys’ fees).

If the Company or any assignee exercises its repurchase option hereunder, the Escrow Holder, upon receipt of written notice of such option exercise from the Company or such assignee, shall take all steps necessary to accomplish such transfer.  The Stockholder hereby grants the Escrow Holder an irrevocable power of attorney, which shall be coupled with an interest, to take any and all actions required to effect such transfer.

With respect to any Unvested Shares that become Vested Shares pursuant to Section 4, the Company, upon the written request of the Stockholder, shall issue a new certificate for the number of Shares which have become Vested Shares and shall deliver such certificate to the Stockholder and shall deliver to the Escrow Holder a new certificate for the remaining Unvested Shares in exchange for the certificate then being held by the Escrow Holder.

Subject to the terms hereof, the Stockholder shall have all the rights of a stockholder with respect to the Unvested Shares while they are held in escrow, including without limitation, the right to vote the Unvested Shares and receive any cash dividends declared thereon.  If, from time to time while the Escrow Holder is holding Unvested Shares, there is any stock dividend, stock split or other change in or respecting the Shares, any and all new, substituted or additional securities to which the Stockholder is entitled by reason of his or her ownership of the Unvested Shares shall be immediately subject to this escrow, deposited with the Escrow Holder and included thereafter as “Unvested Shares” for purposes of this Agreement and the repurchase option of the Company.

It is understood and agreed that should any dispute arise with respect to the delivery, ownership or right of possession of the Shares or other securities held by the Escrow Holder hereunder, the Escrow Holder is authorized and directed to retain in its possession without liability to anyone all or any part of said Shares or other securities until such dispute shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but it shall be under no duty whatsoever to institute or defend any such proceedings.

All reasonable costs, fees and disbursements incurred by the Escrow Holder in connection with the performance of its duties hereunder shall be borne by the Company.

With the consent of the Company the Escrow Holder may appoint a successor Escrow Holder from time to time.

The Escrow Holder shall not be required to sign this Agreement in order for the foregoing provisions to be effective.

8.             Withholding Taxes.  If the Company in its discretion determines that it is obligated to withhold any tax in connection with the transfer of, or the lapse of restrictions on, the Shares, the Stockholder hereby agrees that the Company may withhold from the Stockholder’s wages or other remuneration the appropriate amount of tax.  At the discretion of the Company, the amount required to be withheld may be withheld in cash from such wages or other remuneration.  The Stockholder further agrees that, if the Company does not withhold an amount from the Stockholder’s wages or other remuneration sufficient to satisfy the withholding obligation of the Company, the Stockholder will make reimbursement on demand, in cash, for the amount underwithheld.

9.             Failure to Deliver Shares.  If any Stockholder (or his or her legal representative) who has become obligated to sell Shares hereunder shall fail to deliver such Shares to the Company in accordance with the terms of this Agreement, the Company may, at its option, in addition to all other remedies it may have, send to such Stockholder by registered mail, return receipt requested, the purchase price for such Shares as is herein specified.  Thereupon, the Company: (i) shall cancel on its books the certificate or certificates representing such Shares to be sold; and (ii) shall issue, in lieu thereof, a new certificate or certificates in the name of the Company representing such Shares, and thereupon all of such Stockholder’s rights in and to such Shares shall terminate.

10.           Arbitration.  Any dispute, controversy, or claim arising out of, in connection with, or relating to the performance of this Agreement or its termination shall be settled by arbitration in Massachusetts, pursuant to the rules then obtaining of the American Arbitration Association.  Any award shall be final, binding and conclusive upon the parties and a judgment rendered thereon may be entered in any court having jurisdiction thereof.

11.           Provision of Documentation to Stockholder.  By signing this Agreement the Stockholder acknowledges receipt of a copy of this Agreement and a copy of the Plan.

12.                                 Miscellaneous.

(a)           Notices.  All notices hereunder shall be in writing and shall be deemed given when sent by certified or registered mail, postage prepaid, return receipt requested, if to the Stockholder, to the address set forth on the cover page hereof or at the address shown on the records of the Company, and if to the Company, to the Company’s principal executive offices, attention of the Corporate Secretary.

(b)           Entire Agreement; Modification.  This Agreement constitutes the entire agreement between the parties relative to the subject matter hereof, and supersedes all proposals, written or oral, and all other communications between the parties relating to the subject matter of this Agreement.  This Agreement may be modified, amended or rescinded only by a written agreement executed by both parties.

(c)           Fractional Shares.  All fractional Shares resulting from the adjustment provisions contained in the Plan shall be rounded down to the nearest whole share.

(d)           Changes in Capital Structure.  In the event of any stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off, split-up, or other similar change in capitalization or event, the securities received in respect of such event shall be “Shares” hereunder subject to this Agreement and shall retain the same status as “Vested Shares” or “Unvested Shares” as the Shares in respect of which they were received, and the repurchase price per security subject to repurchase shall be appropriately adjusted by the Company.

(e)           Severability.  The invalidity, illegality or unenforceability of any provision of this Agreement shall in no way affect the validity, legality or enforceability of any other provision.

(f)            Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, subject to the limitations set forth herein.

(g)           Governing Law.  This Agreement shall be governed by and interpreted in accordance with the laws of Delaware without giving effect to the principles of the conflicts of laws thereof.

(h)           No Obligation to Continue Business Relationship.  Neither the Plan, nor this Agreement, nor any provision hereof imposes any obligation on the Company to continue the Stockholder’s Business Relationship with the Company.

* * * * *

STOCK POWER

                FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________________________, an aggregate of __________________ shares of common stock, $.01 par value per share (the “Shares”), of Omtool, Ltd. (the “Corporation”), a Delaware corporation, represented by Certificates(s) No. ______, standing in my name on the books of said Corporation, and do hereby irrevocably constitute and appoint the Corporation as attorney-in-fact to transfer the Shares in the books of the Corporation with full power of substitution in the premises.

Dated:

By:

Print Name:

Witness: